SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2003

Martek Biosciences Corporation
(Exact name of registrant as specified in its
charter)

Delaware	000-22354	52-1399362

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

6480 Dobbin Road Columbia, Maryland	21045

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 740-0081

(Former name or former address, if changed since last report)

MARTEK BIOSCIENCES CORPORATION

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 — Press Release issued by Martek Biosciences Corporation (“Martek”), dated December 16, 2003.

Item 12. Results of Operations and Financial Condition

     On December 16, 2003, Martek issued a press release announcing its financial results for the fiscal quarter and fiscal year ended October 31, 2003. A copy of Martek’s press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTEK BIOSCIENCES CORPORATION

Date:	December 16, 2003	By:	/s/ Peter L. Buzy Peter L. Buzy Chief Financial Officer

Exhibit Index

99.1	Press Release dated December 16, 2003 issued by Martek Biosciences Corporation